Equity Method Investments	12 Months Ended
Dec. 31, 2013
Equity Method Investments And Joint Ventures [Abstract]
Equity Method Investments
5.	Equity Method Investments

Exmar LPG BVBA

In February 2013, the Partnership entered into a joint venture agreement with Belgium-based Exmar NV (or Exmar) to own and charter-in LPG carriers with a primary focus on the mid-size gas carrier segment. The joint venture entity, called Exmar LPG BVBA, took economic effect as of November 1, 2012 and included 19 owned LPG carriers (including eight newbuilding carriers scheduled for delivery between 2014 and 2016 and taking into effect the sale of the Donau LPG carrier in April 2013) and five chartered-in LPG carriers. For its 50% ownership interest in the joint venture, including newbuilding payments made prior to the November 1, 2012 economic effective date of the joint venture, the Partnership invested $133.1 million in exchange for equity and a shareholder loan and assumed approximately $108 million of its pro rata share of existing debt and lease obligations as of the economic effective date. These debt and lease obligations are secured by certain vessels in the Exmar LPG BVBA fleet. The Partnership also paid a $2.7 million acquisition fee to Teekay Corporation that was recorded as part of the investment in Exmar LPG BVBA (see Note 11h). The excess of the book value of net assets acquired over Teekay LNG’s investment in the Exmar LPG BVBA, which amounted to approximately $6.0 million, has been accounted for as an adjustment to the value of the vessels, charter agreements and lease obligations of Exmar LPG BVBA and recognition of goodwill, in accordance with the finalized purchase price allocation. Control of Exmar LPG BVBA is shared equally between Exmar and the Partnership. The Partnership accounts for its investment in Exmar LPG BVBA using the equity method. In July and October 2013, Exmar LPG BVBA exercised its options with Hanjin Heavy Industries and Construction Co., Ltd. to construct four additional LPG carrier newbuildings scheduled for delivery in 2017 and 2018.

Teekay LNG-Marubeni Joint Venture

In February 2012, the Teekay LNG-Marubeni Joint Venture acquired a 100% interest in six LNG carriers (or the MALT LNG Carriers) from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. The Partnership and Marubeni Corporation (or Marubeni) have 52% and 48% economic interests, respectively, but share control of the Teekay LNG-Marubeni Joint Venture. Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and the Partnership, the Partnership accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. The Teekay LNG-Marubeni Joint Venture financed this acquisition with $1.06 billion from short-term secured loan facilities and $266 million from equity contributions from the Partnership and Marubeni Corporation. The Partnership agreed to guarantee its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, deposited $30 million in a restricted cash account as security for the debt within the Teekay LNG-Marubeni Joint Venture and recorded a guarantee liability of $1.4 million. The carrying value of the guarantee liability as at December 31, 2013 was nil (December 31, 2012 – $0.6 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The Partnership has a 52% economic interest in the Teekay LNG-Marubeni Joint Venture and, consequently, its share of the $266 million equity contribution was $138.2 million. The Partnership also contributed an additional $5.8 million for its share of legal and financing costs and recorded the $7.0 million acquisition fee paid to Teekay Corporation as part of the investment (see Note 11g). The Partnership financed the equity contributions by borrowing under its existing credit facilities. The excess of the Partnership’s investment in the Teekay LNG-Marubeni Joint Venture over the book value of net assets acquired, which amounted to approximately $303 million, has been accounted for as an increase to the carrying value of the vessels and out-of-the-money charters of the Teekay LNG-Marubeni Joint Venture, in accordance with the purchase price allocation. From June to July 2013, the Teekay LNG-Marubeni Joint Venture completed the refinancing of its short-term loan facilities by entering into separate long-term debt facilities totaling approximately $963 million. These debt facilities mature between 2017 and 2030. As a result of the completed refinancing, the Partnership is no longer required to have $30 million in a restricted cash account as security for the Teekay LNG-Marubeni Joint Venture. The Partnership has agreed to guarantee its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, recorded a guarantee liability of $0.7 million. The carrying value of the guarantee liability as at December 31, 2013 was $0.6 million and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

In July 2013, the Teekay LNG-Marubeni Joint Venture entered into an eight-year interest rate swap with a notional amount of $160.0 million, amortizing quarterly over the term of the interest rate swap to $70.4 million at maturity. The interest rate swap exchanges the receipt of LIBOR-based interest for the payment of a fixed rate of interest of 2.20% in the first two years and 2.36% in the last six years. This interest rate swap has been designated as a qualifying cash flow hedging instrument for accounting purposes. The Teekay LNG-Marubeni Joint Venture uses the same accounting policy for qualifying cash flow hedging instruments as the Partnership uses.

Angola Joint Ventures

The Partnership has a 33% ownership interest in four 160,400-cubic meter LNG carriers (or the Angola LNG Carriers or Angola Joint Ventures). The Angola LNG Carriers are chartered at fixed rates, subject to inflation adjustments, to Angola LNG Supply Services LLC for a period of 20 years from the date of delivery from the shipyard, with two five year options for the charterer to extend the charter contract and are classified as direct financing leases. The charterer has the option to terminate the charter upon 120 days-notice and payment of an early termination fee, which would equal approximately 50% of the fully built-up cost of the applicable vessel. Three of the four Angola LNG Carriers delivered in 2011 and the remaining Angola LNG Carrier delivered in January 2012 (see Note 11f).

Excalibur and Excelsior Joint Ventures

The Partnership has a 50% interest in a joint venture with Exmar (or the Excalibur and Excelsior Joint Ventures) which owns two LNG carriers that are chartered out under long term contracts.

RasGas 3 Joint Venture

The Partnership has a 40% interest in the Teekay Nakilat (III) Corporation (or RasGas 3 Joint Venture), which owns four LNG carriers that are chartered out under long-term contracts that are classified as direct financing leases.

These joint ventures are accounted for using the equity method. The RasGas 3 Joint Venture, the Excelsior Joint Venture and the Angola Joint Ventures are considered VIEs; however, the Partnership is not the primary beneficiary and consolidation is not required. The Partnership’s maximum exposure to loss as a result of its investment in the RasGas 3 Joint Venture, the Excelsior Joint Venture and the Angola LNG Carriers is the amount it has invested in these joint ventures, which were $125.7 million, $61.6 million and $54.2 million, respectively, as at December 31, 2013. In addition, the Partnership also guarantees its portion of the Excelsior Joint Venture’s debt of $34.7 million and the Angola Joint Ventures’ debt and swaps of $257.7 million and guarantee for charter termination of $0.9 million.

The following table presents aggregated summarized financial information assuming a 100% ownership interest in the Partnership’s equity method investments and excluding the impact from purchase price adjustments arising from the acquisition of Exmar LPG BVBA and the Excalibur and Excelsior Joint Ventures. The results included were for the Excalibur and Excelsior Joint Ventures, the RasGas 3 Joint Venture, the Exmar LPG BVBA from February 2013, the Teekay LNG-Marubeni Joint Venture from February 2012 and the Angola Joint Ventures from the time the vessels were delivered from August, September, October 2011 and January 2012, respectively.

	As at December 31,
	2013	2012
	$	$
Cash and restricted cash	234,677	155,943
Other assets – current	85,866	57,868
Vessels and equipment	2,117,901	1,653,273
Net investments in direct financing leases – non-current	1,907,458	1,938,011
Other assets – non-current	207,454	180,898
Current portion of long-term debt	442,038	1,075,853
Other liabilities – current	139,301	122,702
Long-term debt	2,491,253	1,603,118
Other liabilities – non-current	357,036	446,733

	Years ended December 31,
	2013	2012	2011
	$	$	$
Voyage revenues	625,445	412,974	167,094
Income from vessel operations	334,380	278,067	124,553
Realized and unrealized gain (loss) on derivative instruments	16,334	(39,428)	(41,622)
Net income	276,174	180,059	51,492